UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 17, 2012

UBS-Barclays Commercial Mortgage Trust 2012-C2
(Exact name of issuing entity)

UBS Commercial Mortgage Securitization Corp.
(Exact name of the depositor as specified in its charter)

UBS Real Estate Securities Inc.
Barclays Bank PLC
Archetype Mortgage Funding II LLC
KeyBank National Association
(Exact name of sponsors as specified in their charters)

Delaware	333-177354-02	45-3587479
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

1285 Avenue of the Americas New York, New York	10019
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor's telephone number, including area code	(212) 713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events

On July 17, 2012 (the “Closing Date”), UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2012 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, and U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian, of UBS-Barclays Commercial Mortgage Trust 2012-C2, Commercial Mortgage Pass-Through Certificates, Series 2012-C2 (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (collectively, the “Public Certificates”), (ii) the Class A-S-EC, Class X-A, Class X-B, Class B-EC, Class EC, Class C-EC, Class D, Class E, Class F, Class G, Class H, Class R and Class LR Certificates (collectively, the “Private Certificates”) and (iii) the Class V Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $851,237,000, were sold to UBS Securities LLC (“UBSS”), Barclays Capital Inc. (“BC”), KeyBanc Capital Markets Inc. ("Key"), Drexel Hamilton LLC ("Drexel") and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS” and, together with UBSS, BC, Key and Drexel, the “Principals”), pursuant to an Underwriting Agreement, dated June 28, 2012 (the “Underwriting Agreement”), among the Depositor and the Principals.  UBSS and BC are acting as the co-lead managers.  The Public Certificates were offered by the Principals for sale to the public, pursuant to the Depositor’s prospectus, dated June 22, 2012 (the "Prospectus"), as supplemented by the prospectus supplement, dated June 28, 2012 (the "Prospectus Supplement"), in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $364,817,149, were sold to the Principals pursuant to a Certificate Purchase Agreement, dated July 11, 2012, between the Depositor and the Principals.  The Class V Certificates were sold to a third party investor.  The Private Certificates and the Class V Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in UBS-Barclays Commercial Mortgage Trust 2012-C2 (the “Issuing Entity”), a New York common law trust fund formed pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 54 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 83 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) UBS Real Estate Securities Inc. (“UBSRES”), pursuant to a Mortgage Loan Purchase Agreement, dated July 17, 2012 (the “UBSRES Mortgage Loan Purchase Agreement”), among UBRES, the Depositor and Barclays Bank PLC, (ii) Barclays Bank PLC (“Barclays”), pursuant to a Mortgage Loan Purchase Agreement, dated July 17, 2012 (the “Barclays Mortgage Loan Purchase Agreement”), between the Depositor and Barclays, (iii) Archetype Mortgage Funding II LLC (“Archetype”), pursuant to a Mortgage Loan Purchase Agreement, dated July 17, 2012 (the “Archetype Mortgage Loan Purchase Agreement”), between the Depositor and Archetype and (iv) KeyBank National Association (“KeyBank”), pursuant to a Mortgage Loan Purchase Agreement, dated July 17, 2012 (together with the UBSRES Mortgage Loan Purchase Agreement, the Barclays Mortgage Loan Purchase Agreement and the Archetype Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and KeyBank.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from UBSRES, Barclays, Archetype and KeyBank.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable to the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,210,694.51, were approximately $1,247,420,117.56.  Of such expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, $105,000 in the form of fees were paid to the Principals, and $5,105,694.51 were other expenses.  All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses.  No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales has been previously provided on the Depositor's Current Report on Form 8-K, filed July 16, 2012 (including, as to the price per class of Public Certificates, on Schedule I to the Underwriting Agreement filed as an exhibit thereto) and in its Prospectus Supplement and Prospectus. The related registration statement (File No. 333-177354) was originally declared effective on February 10, 2012.

The Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

The Underwriting Agreement is attached as an exhibit to the Depositor’s Form 8-K filed with the Securities and Exchange Commission on July 16, 2012.

Item 9.01.                      Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits

Exhibit 4
Pooling and Servicing Agreement, dated as of July 1, 2012, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, and U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 17, 2012.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 17, 2012 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated July 17, 2012 (included as part of Exhibit 5).

Exhibit 99.1
Mortgage Loan Purchase Agreement, dated July 17, 2012, among UBS Real Estate Securities Inc., UBS Commercial Mortgage Securitization Corp. and Barclays Bank PLC, pursuant to which UBS Real Estate Securities Inc. sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.2
Mortgage Loan Purchase Agreement, dated July 17, 2012, between Barclays Bank PLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Barclays Bank PLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.3
Mortgage Loan Purchase Agreement, dated July 17, 2012, between Archetype Mortgage Funding II LLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Archetype Mortgage Funding II LLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.4
Mortgage Loan Purchase Agreement, dated July 17, 2012, between KeyBank National Association and UBS Commercial Mortgage Securitization Corp., pursuant to which KeyBank National Association sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 17, 2012	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP.

By:	/s/ David Schell
Name: David Schell
Title: Director

By:	/s/ Siho Ham
Name: Siho Ham
Title: Associate Direcor

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4
Pooling and Servicing Agreement, dated as of July 1, 2012, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, and U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 17, 2012.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 17, 2012 (included as part of Exhibit 5).	(E)

23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated July 17, 2012 (included as part of Exhibit 5).	(E)

99.1
Mortgage Loan Purchase Agreement, dated July 17, 2012, among UBS Real Estate Securities Inc., UBS Commercial Mortgage Securitization Corp. and Barclays Bank PLC, pursuant to which UBS Real Estate Securities Inc. sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)

99.2
Mortgage Loan Purchase Agreement, dated July 17, 2012, between Barclays Bank PLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Barclays Bank PLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)

99.3
Mortgage Loan Purchase Agreement, dated July 17, 2012, between Archetype Mortgage Funding II LLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Archetype Mortgage Funding II LLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)

99.4
Mortgage Loan Purchase Agreement, dated July 17, 2012, between KeyBank National Association and UBS Commercial Mortgage Securitization Corp., pursuant to which KeyBank National Association sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)